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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2000


                               ZEROS & ONES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


33-26531LA                                                    88-0241079
----------                                                    ----------
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)


1714 16th Street, Santa Monica, CA 90404
- ------------------------------------------------
(Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 399-9901


                                 Not Applicable
     ----------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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                                TABLE OF CONTENTS

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT..................................1

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS..............................1

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP........................................1

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.....................1

ITEM 5.    OTHER EVENTS .....................................................2

ITEM 6.    RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS.........3

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.................................3

SIGNATURES ..................................................................3



ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Not Applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Not Applicable.

ITEM 4.       CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

              Not Applicable.

                                        1

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ITEM 5.     OTHER EVENTS

         On August 21, 2000, the Company's Board of Directors approved resolutions authorizing the Company to restructure its management in order to better address key opportunities and market conditions as well as the on-going day to day operations of the Company. The resolutions made by the Board resulted in several specific events:

         (a) Mr. Brian Burke, Corporate Controller for the Company, was appointed as Acting CFO. Before joining Zeros & Ones, Mr. Burke served as Director, Finance and Accounting at KPMG, a "Big Five" accounting and consulting firm. Responsibilities included transition management, implementation, and staff training on new internal KPMG information systems nationwide. Previously, he served as Area Controller for KPMG's Western Area, the largest geographic area in the U.S. and second largest in revenue. Prior to that, he was a management consultant providing interim accounting/finance management services to major savings & loans and mortgage bankers. Previously, he served as Controller of Universal Studios Tour. Before that Burke served as Assistant Controller of Litton Data Command Systems after leaving Coopers & Lybrand. He is a Certified Public Accountant with a B.A. in Business Economics from University of California Santa Barbara and an M.B.A. from California Lutheran University.

         (b) Mr. Bernie Butler-Smith, Director on the Board and Vice President of Advanced Imaging, was appointed as Corporate Secretary. Furthermore, Mr. William Burnsed, Director on the Board and advanced media consultant, and Mr. Robert Holtz, founder, Chairman, and President were dually-appointed as Assistant Corporate Secretaries.

         (c) Mr. Robert J. Holtz, Chairman of the Board of Directors, founder, and President, was appointed as Chief Executive Officer in addition to his other positions within the Company.

         (d) Mr. Steve Schklair was removed from all positions within the Company except as a director on the Board. Mr. Holtz was authorized by the Board, at his discretion, to appoint Mr. Schklair as President and CEO of the Company's planned stereoscopic 3D technology subsidiary and/or potential strategic acquisition target(s).

         A formal written offer was presented to Mr. Schklair for consideration. Multiple discussions relating to terms of his potential ongoing role with the Company took place both with and without counsel involvement. The offer carried with it an expiration of Friday, September 1, 2000 at 4:30 PM (Pacific Daylight
Time). This deadline passed without an acceptance by Mr. Schklair at which time the net material changes became known.

            The Company believes that these actions better position the Company to address the issues which pertain to building shareholder value, strengthening market penetration, appointing additional board members, strengthening operations, and retaining key talent.

                                        2

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ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not Applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)           Financial Statements of Business Acquired

                       Not Applicable.

         (b)           Pro Forma Financial Information

                       Not Applicable.

         (c)           Exhibits

                       Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ZEROS & ONES, INC.
                 ----------------------------------------------
                                  (Registrant)

Date: September 8, 2000

                               /s/ Robert J. Holtz
                     --------------------------------------
                    Robert J. Holtz, Chief Executive Officer

                                        3